Trade
Date
Security
Description

FAF
Quantity
Purchased

FAF
Percent
Purchased
Purchase
Price
First
Available
Public Price
at Close

Purchasing
Fund

Underwriter
from Whom
Purchased
10/20/2010
UnitedHealth
Group
3.875%
10/15/2020
2,000,000
0.444%
$99.665
$100.197
First
American
Intermediate
Term Bond
Fund
Citigroup
Underwriting
Syndicate
Members
BofA Merrill Lynch, Citi, J.P. Morgan, Barclays Capital, BB&T Capital Markets, BNY Mellon Capital Markets,
LLC, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, U.S. Bancorp Investments, Inc., UBS Investment
Bank, Wells Fargo Securities
10/282010
Carrizo Oil &
Gas, Inc.
8.625%
10/15/2018
1,500,000
0.375%
$99.302
$99.250
First
American
High Income
Bond Fund
Credit Suisse
Underwriting
Syndicate
Members
Credit Suisse, Wells Fargo Securities, RBC Capital Markets, Capital One Southcoast, Credit Agricole CIB, BBVA
Securities, Mitsubishi UFJ Securities, U.S. Bancorp Investments, Inc., BNP Paribas
11/08/2010
Plum Creek
Timberlands L.P.
4.700%
03/15/2021
5,000,000
0.870%
$99.933
$100.437
First
American
Core Bond
Fund
Bank of
America
Underwriting
Syndicate
Members
Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., RBS Securities Inc., Mitsubishi UFJ Securities
(USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Rabo Securities USA, Inc., The Williams
Capital Group, L.P., J.P. Morgan Securities LLC
11/08/2010
Boston Properties
LP
4.125%
05/15/2021
3,000,000
0.353%
$99.260
$99.806
First
American
Core Bond
Fund
Deutsche
Bank
Underwriting
Syndicate
Members
Citi, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, U.S. Bancorp Investments, Inc., Wells Fargo
Securities, BNY Mellon Capital Markets, LLC, Capital One Southcoast, Commerzbank, Mitsubishi UFJ Securities,
PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, TD Securities
11/18/2010
EOG Resources,
Inc.
4.100%
02/01/2021
7,000,000
0.933%
$99.576
$99.658
First
American
Intermediate
Term Bond
Fund
Barclays
Bank
Underwriting
Syndicate
Members
Barclays Capital, BofA Merrill Lynch, Citi, J.P. Morgan, Deutsche Bank Securities, Mitsubishi UFJ Securities
(USA), Inc., Societe Generale, BBVA Securities, Goldman, Sachs & Co., Scotia Capital, UBS Investment Bank,
U.S. Bancorp Investments, Inc., Wells Fargo Securities, BMO Capital Markets, BNP Paribas, Comerica Securities,
RBC Capital Markets, Allen & Company LLC, Credit Suisse, Morgan Stanley
12/16/2010
Res-Care, Inc.
10.75%
1/15/2019
1,000,000
0.500%
$102.25
$102.50
First
American
High Income
Bond Fund,
J.P. Morgan
Underwriting
Syndicate
Members
J.P. Morgan, BofA Merrill Lynch, U.S. Bancorp Investments, Inc., Fifth Third Securities, Inc.

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L:\Portfolio\Affiliates\10f-3\2010\4Q2010\Record of 10f-3 Transactions 4Q 2010.doc